Exhibit 99.1

 J.P. Morgan Healthcare ConferenceJim Clemmer, CEOMichael Greiner, CFOJanuary 10, 2017

 Forward-Looking Statement  Notice Regarding Forward Looking StatementsThis release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2016 and its quarterly reports on Form 10-Q for the fiscal periods ended August 31, 2016 and November 30, 2016. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition. EmboMedics microsphere products have not been reviewed by the U.S. Food and Drug Administration or any other international regulatory body at this time; as such they are currently not available for sale by AngioDynamics.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted sales growth; EBITDA (income before interest, taxes, depreciation and amortization); adjusted EBITDA; adjusted gross profit; adjusted net income and adjusted earnings per share. Additionally, this press release evaluates results on a constant currency basis. As a non-GAAP measure, constant currency excludes the impact of foreign currency exchange rate fluctuations. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 AngioDynamics Today    3    Leading provider of innovative medical devices used by physicians for treatment of cancer and peripheral vascular disease    Focus on serving undertreated patient populations, improving patient outcomes and offering economic value to healthcare providers    Operating franchises in growing, strategic markets   Growth strategy to optimize product portfolio, focus on operational efficiencies and expand internationally  $354FY’16 Revenue  MILLION  $53FY’16 Adjusted EBITDA  MILLION  $43FY’16 Free Cash Flow        Growth Strategy  Industry Leader  Patient Focus  $0.60FY’16 Adjusted EPS  MILLION

Three Operating Franchises

Each with Unique Growth Opportunities

Peripheral Vascular

Categories
Fluid Management
Venous Insufficiency
Thrombus Management
Drainage
Angiographic Catheters

Key Products

VenaCure EVLT
ASCLERA® (polidocanol) Injection

Vascular Access

Categories
PICCs
Ports
Dialysis

Key Product

BioFlo

Oncology/Surgery

Categories
Non-Thermal Ablation
Microwave Ablation
Radiofrequency Ablation
Surgical Resection

Key Products

Solero
NanoKnife

Sample Competitors

COOK® MEDICAL · BARD · Teleflex · Vascular Solutions · Medtronic · LeMaitre® Vascular · CSI · Boston Scientific · Merit Medical · Spectranetics® Always Reaching Farther

4

Source: US MRG Data, all market values and growth rates are US. In process of securing global market data angiodynamics

 Positioned to Innovate in Changing Marketplace  Global Cancer Incidence To Nearly Double By 2030  $436B Global Med Tech Market by 2020  Industry growth products focus on improved patient and economic outcomes  Sources: U.S. Department of Commerce International Trade Administration “2016 Top Markets Report: Medical Devices”; EvaluateMedTech “World Preview 2015, Outlook for 2020”; Johns Hopkins Bloomberg School of Public Health “Chronic Conditions: Making the Case for Ongoing Care”; American Cancer Society “Global Cancer Facts & Figures 2nd Edition  Evolving industry conditions offer favorable market dynamics  Between 2000 and 2030 the number of Americans with chronic conditions will increase by 37 percent to 171 million people

 Market Opportunity  Discipline  Prioritize areas where we have a competitive advantage  Improve Operationally   Lessen the burden on caregivers and the healthcare system  Product Portfolio  Strategic Approach

 MARKET OPPORTUNITY AND PRODUCT PORTFOLIO

Building a Venous Disease Business

Capitalize on AngioDynamics' legacy and reputation in the Venous business to expand the existing market to the 78.4 million patients not being treated



<2%
Receive
Treatment
80 Million
People in U.S.
w/ varicose
veins or
spider veins

Pillars for Strategic Execution
Clinical Data
Focused Marketing
Patient Advocacy
Global Expansion

3.4 Million Annual Procedures (2015)
568,500 Endovenous Ablation
2,967,900 Standard Sclerotherapy

VenaCure EVLT

ASCLERA®
(polidocanol) Injection

$300 Million Aprpox.

US Varicose Vein Treatment Device Market Value (2014)

8

Source: Millennium Research Group Medtech 360 Report. Varicose Vein Treatment Devices, US Market Analysis, 2015

angiodynamics

Treating the Chronic Vascular Access Patient

BioFlo offers clinical benefits to patients and financial improvements for providers, especially for patients with chronic conditions.

For Patients:
The BioFlo PICC demonstrated on average **87%** less thrombus accumulation on its surface compared to commonly used PICCs (based on platelet count).*

For Providers:
Treating the complications caused by PICCs is **6X** greater than the acquisition cost of the device†



$450M —— 6x ⟶ $2.65B
2.7M PICCs Placed Annually
$1.5B*
$107M
$1.07B
PICC Line Market
Cost to Treat Complications Associated with PICC Lines

AVG. RATE	AVG. TREATMENT COST
Upper Extremity – Deep Vein Thrombosis: 2.0-7.8%[4]	$15,973[1]
Occlusions 25%[2]**	$123.77
Catheter-Related Bloodstream Infections: 0.4-0.8 per 1,000 catheter days[4] OR 2.4%[5]	$16,550[3]

BioFlo

* Based on platelet count from in-vitro blood loop model test which may not be indicative of in-vivo clinical results.
† DVT cost was calculated on a mean DVT rate of 3.5%
** Assumption is single-dose efficacy

1. Evans S. et al. *Chest* (2013);143(3)
2. Deitcher SR, Fesen MR, Kiproff PM, et al. *J Clin Oncol.* 2002;20(1):317-324
3. Centers for Disease Control and Prevention (CDC). *MMWR Morb Martal Wkly Rep.* 2011;60(8):243-248
4. Chopra V et al. *The American Journal of Medicine.* 2012; 125(8)
5. Maki, D. et al. *Mayo Clinic Proceedings.* 2006;81(9)

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angiodynamics

 Deploying Disruptive Oncology Therapies  Clinical Data  Priority Int’l Registrations  New Technology  Pillars for Strategic Execution  $350 Million US Interventional Oncology Device Market Value (2015)  Sources: World Health Organization Cancer Fact Sheet; Millennium Research Group Medtech 360 Report. Interventional Oncology Devices, US Market Analysis, 2015  Customer-first, disease state strategic approach based on innovative technology, international expansion and clinical evidence can unlock significant revenue opportunities.    Colorectal  Stomach  Liver        Breast    Esophageal    Lung

 Deploying Disruptive Oncology Therapies  Clinical Data  Priority Int’l Registrations  New Technology  Pillars for Strategic  $350 Million US Interventional Oncology Device Market Value (2015)  Sources: World Health Organization Cancer Fact Sheet; Millennium Research Group Medtech 360 Report. Interventional Oncology vices, US Market Analysis, 2015  Customer-first, disease state strategic approach based on innovative technology, international expansion and clinical evidence can unlock significant revenue opportunities.    Colorectal  Stomach  Liver        Breast    Esophageal    Lung

 DISCIPLINE

 Operational ImprovementsA Near-Term Focus to Position Company Towards Growth  Capital Allocation  R&D   New credit facility offers enhanced flexibility for future investmentsInvestment in company through recent share repurchase  Smarter product development process to unlock strategic opportunities and enable better go-to-market strategiesR&D focus toward disruptive innovations  Infrastructure Improvements  Operational improvements via SKU rationalization, disciplined SG&A and supply chain optimizationStrengthened executive team and added Board Members

A Smarter Product Development Process

New products currently represent ~5% of all AngioDynamics revenues, a disciplined stage gate process will unlock strategic R&D Pipeline opportunities



Proposal
Feasibility
Development
Qualification
Launch
Review
Review
Review
Review
Review

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angiodynamics

 FINANCIALS

   Historical Past Performance      Adjusted EBITDA*  Sales  $0.58  50.7%  $0.60  50.9%  Adjusted EPS*  Gross Margin**  * Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, credit card fees, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets. ** Adjusted Results exclude one time inventory charges related to Recall, Inventory Step Up and One Time Write offs.  $0.71  50.6%      Capital Expenses  Free Cash Flow  $ in millions  $ in millions

 Strong Balance Sheet Drives Capital Allocation Strategy  Uses of Cash Priorities  Invest internallyOpportunistically evaluate M&AExecute recently announced share buyback program authorized up to $25 million  Significant cash generation, low debt and new credit facility provides flexibility to capitalize on growth opportunities  $ in millions    Available      Revolver  Term Loan A  Figures as of Dec. 31, 2016

Q2'17 Financial Highlights

Q2 FY2017	1H FY2017
Net Sales $89.0M -0.3% yoy	Net Sales $177.1M +2% yoy
Adjusted EBITDA $16.1M +19% yoy	Adjusted EBITDA $31.0M +23% yoy
Adjusted EPS $0.19 +36% yoy	Adjusted EPS $0.36 +44% yoy
Free Cash Flow $13.6M	Free Cash Flow $20.5M

Key Points

- Improved operational performance and profitability in the quarter
- Raised Adjusted EPS and Cash Flow guidance
- Continued to capitalize on demand driven by Cook Medical angiographic catheter recall
- Focusing on long-term improved performance by strengthening foundation

Fiscal 2017 Financial Guidance

Revenue (Million)
$355 — $360

Adjusted EPS
$0.62 —Orig.— $0.65 —Adj.— $0.67

Free Cash Flow (Million)
$30+ —Orig.— $35+ —Adj.→

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angiodynamics

The Strategic Framework to Drive Growth  Targeted, High-Growth Portfolio  Expanded International Reach  HIGH ROI INVESTMENTSMore focused R&D Program and Opportunistic M&A strategy  OPERATIONAL EFFICIENCYOperational excellence across entire organization  A WINNING CULTUREA culture of Accountability, Focus and Execution  Drivers  A Strategic Balance Sheet  DISRUPTIVE TECHNOLOGIESCreative product innovation to enable growth  Execution of fundamentals will drive stakeholder value  Outcomes

 J.P. Morgan Healthcare ConferenceJim Clemmer, CEOMichael Greiner, CFOJanuary 10, 2017